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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                               SEPTEMBER 29, 2004

                          ----------------------------

                       MICRO INTERCONNECT TECHNOLOGY, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

                                                            02-0497440
         000-50895                                         (IRS Employer
 (Commission File Number)                               Identification No.)

                            936A BEACHLAND BOULEVARD,
                                    SUITE 13
                              VERO BEACH, FL 32963
              (Address of Principal Executive Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On September 29, 2004, Micro Interconnect Technology, Inc., a Nevada corporation ("Company"), entered into a Share Exchange Agreement ("Exchange Agreement") with Lanbo Financial Investment Company Group Limited, a company incorporated under the laws of the British Virgin Islands ("Lanbo"), all of the stockholders of Lanbo ("Lanbo Stockholders"), and Keating Reverse Merger Fund, LLC, a Delaware limited liability company ("KRM Fund"). There can be no assurance that the transactions contemplated by the Exchange Agreement will be consummated.

EXCHANGE AGREEMENT

      Under the Exchange Agreement, the Company will, at Closing, acquire all of the outstanding capital stock of Lanbo in exchange for the Company's issuance to Lanbo Stockholders of 19,285,714 shares of the Company's common stock. The issuance of the Company's shares of common stock to Lanbo Stockholders is intended to be exempt from registration under the Securities Act pursuant to
Section 4(2) thereof.

      Currently, the Company has 2,500,000 shares of its common stock outstanding. Accordingly, immediately following the Closing, Lanbo Stockholders will own approximately 88.5% of the issued and outstanding shares of the Company's common stock, and the existing stockholders of the Company will own approximately 11.5% of the issued and outstanding shares of the Company's common stock.

      Immediately following the closing (the "Closing") of the transaction contemplated by the Exchange Agreement (the "Transaction"), the Company will issue an additional 13,928,571 shares of the Company's common stock to various individuals and entities (the "New Stockholders") who have provided consulting, legal and advisory services to Lanbo in connection with the Transaction or otherwise (the "Post Transaction Issuance"). The issuance of the Company's shares of common stock to the New Stockholders is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof.

      Following the Post Transaction Issuance, the Company will have a total of 35,714,285 shares of its common stock outstanding. Lanbo Stockholders will own approximately 54.0% of the outstanding shares of the Company's common stock, the current stockholders of the Company prior to the Transaction will own approximately 7.0% of the outstanding shares of the Company's common stock, and the New Stockholders will own approximately 39.0% of the issued and outstanding shares of the Company's common stock.

      Effective as of the Closing, and subject to applicable regulatory requirements, the existing officers and directors of the Company will resign, and the newly-appointed board of directors of the Company will consist of the current directors of Lanbo, Pingji Lu, Feng Xiaohong, Du Yaru, Xiao Genxiang and Meiyi Xia ("Lanbo Management"), one independent member to be designated by Lanbo Management, and one member to be designated by KRM Fund ("KRM Designate"). The Lanbo Stockholders and New Stockholders will execute a voting agreement at Closing to vote their shares of the Company's common stock to elect the KRM Designate to the Company's board for a period of one year following the Closing.

      At or prior to the Closing, the Company will also enter into a financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities will be compensated by the Company for its advisory services rendered to the Company in connection with this Transaction. The transaction advisory fee will be $150,000, with the payment thereof being subject to the Closing of the Transaction. The financial advisory agreement also appoints Keating Securities as the Company's exclusive placement agent for private and public offerings of the Company's securities during the one year period following the Closing. Keating Investments, LLC is the managing member of KRM Fund, which is currently the majority stockholder of the Company. Keating Investments, LLC is also the managing member of Keating Securities.

      The Exchange Agreement contains representations and warranties of the Company and Lanbo relating to, among other things, (a) proper corporate organization and similar corporate matters, (b) the capital structure of each company, (c) the authorization, performance and enforceability of the Exchange Agreement, (d) compliance with governmental and other authorizations and obtaining all consents required to consummate the Transaction, (e) holding of leases and ownership of other properties, including intellectual property, (f) liabilities and absence of undisclosed liabilities, (g) material encumbrances,
(h) claims and litigation, (i) compliance with applicable laws, (j) contracts,
(k) insurance coverage and claims, (l) employee matters, (m) corporate records,
(n) absence of material changes, (o) financial condition and prospects, (p) taxes and (q) compliance with applicable provisions of the securities laws, including past and Transaction-related filings.

      Each of Company and Lanbo has agreed to continue to operate their business in the ordinary course prior to the Closing.

      Under the Exchange Agreement, each of Company and Lanbo has agreed to do certain things, some of which are conditions to the Closing. Each company is obligated to (a) obtain all necessary approvals, which includes approval by the stockholders of Lanbo, (b) give the other access to the records and personnel to complete the Transaction, (c) proceed expeditiously to undertake all actions so as to be able to consummate the Transaction, (d) in Lanbo's case, deliver audited financial statements, including a balance sheet as of December 31, 2001, 2002 and 2003 and statements of operations, cash flows and stockholders' equity for the fiscal years ended December 31, 2001, 2002 and 2003, and unaudited financial statements for the six months ended June 30, 2003 and 2004, and pro forma financial statements prior to the Closing, which then will be included in the required Form 8-K relating to the consummation of the Transaction under the Exchange Agreement to be filed at Closing ("Financial Information"), and (e) ensure that neither party will solicit or initiate proposals from, provide information to or hold discussions with any party concerning any sale of assets or any material portion of any capital stock or any merger, consolidation, business combination, liquidation or similar transaction, subject to the fiduciary obligations of directors generally.

      In addition to the foregoing conditions, the Closing of the Transaction is conditioned upon (i) preparation, filing and mailing to Company stockholders of
Schedule 14(f)-1 Notice to Stockholders disclosing the change of control of the Company, (ii) Lanbo's stockholders' approval of the Exchange Agreement and the Transaction, (iii) continued quotation of the Company's common stock on the OTC Bulletin Board, (iv) Lanbo consolidated financial statements reflecting not less than $20,000,000 in net revenues for the fiscal year ended December 31, 2003 and not less than $14,000,000 in net revenues for the six months ended June 30, 2004, and net income of not less than $3,500,000 for the fiscal year ended December 31, 2003 and not less than $4,000,000 for the six months ended June 30, 2004, and (v) approval of the Company's board of directors of the stock issuance to New Stockholders.

      The directors of the Company have approved the Exchange Agreement and the Transaction, and the directors and stockholders of Lanbo have approved the Exchange Agreement and the Transaction.

      Lanbo Stockholders will indemnify KRM Fund for breaches or inaccuracies of representations and warranties and agreements and covenants of Lanbo contained in the Exchange Agreement. KRM Fund will indemnify Lanbo for breaches or inaccuracies of representations and warranties and agreements and covenants of the Company contained in the Exchange Agreement. The period for claiming compensation under these indemnification provisions is six months from Closing, except for misrepresentation claims for which the period is one year from Closing. Claims may be asserted once the damages exceed $50,000 and the indemnification right is for the total damages to a maximum of $150,000, except for misrepresentation claims which have a maximum of $1,000,000.

      The Exchange Agreement may be terminated: (i) by mutual consent, (ii) by either party if the Transaction is not consummated by October 30, 2004, (iii) by either party if the Transaction is prohibited by issuance of an order, decree or ruling, (iv) by the Company if Lanbo fails to deliver the Financial Information by October 29, 2004, or (v) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their expenses. However, if the Company terminates the Exchange Agreement under (iv) or (v) above, the Company will retain the $50,000 deposit made by Lanbo as liquidated damages.

      After the Closing of the Transaction, the Company has agreed that, unless it has the consent of KRM Fund, it will not issue any securities for one year to its officers and directors or 10% or greater stockholders, consultants, service providers or other parties, except for issuances with respect to outstanding options, warrants and convertible securities and pursuant to existing obligations, grants pursuant to stock option and similar plans approved by the board and stockholders, capital raising requirements approved by the board, third party, arms-length transactions, or the issuance of shares to New Stockholders. The Company will be obligated to comply with independent accountant and independent director requirements, audit and compensation committee requirements and code of ethics requirements imposed by law. Further, the Company will be required to engage an investor relations firm and an independent research firm, acceptable to KRM Fund, within 30 days following the Closing.

COMPANY

      The Company is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

LANBO

      Lanbo, a British Virgin Islands corporation, is an investment holding company headquartered in Xi'an, People's Republic of China ("PRC"). Lanbo, through its wholly owned subsidiary Xi'an Xinxing Real Estate Development Co., Ltd., also referred to as Xi'an Newstar Real Estate Development Co., Ltd. ("Xinxing"), is principally engaged the construction, development and sale of residential real estate units in the PRC.

      Xinxing was established in May 1992 as a state-owned enterprise, whose former name was Xi'an New Star Group Real Estate Development Co. and was formerly subjected to the logistics department of LAN Zhou Military area of the People's Liberation Army of China. Xinxing was reorganized as a limited liability company with equity capital invested by management personnel in September 1999. In September 2003, Lanbo acquired 100% of the equity capital of Xinxing for $6,840,000 and, as a result, Xinxing was converted into a wholly foreign owned enterprise in compliance with PRC laws.

      While operated as a state-owned enterprise, Xinxing completed a number of significant real estate development and construction projects in Xi'an, including Xinxing Great Wall Building, Xinxing Residential Community, Xinxing Mansion and Xinxing Merchants Square. These projects were important in the professional development of Xinxing's management and personnel, but more importantly gave Xinxing a brand recognition in the Xi'an market, as well as a competitive regional priority in land investment.

      Xinxing has a leading position in the regional Xi'an real estate market and intends to continue to invest in the Xi'an market as well as neighboring areas. Since 1999, Xinxing has completed a number of well-known real estate projects including:

      o Xinxing In Home Project. Residential community comprised of two separate 13-story buildings. Located at No. 88 Xingqing Road, Xi'an. This project was completed in October 2003, and over 85% of the residential space has been sold. Awarded 'top ten innovative building' in a 2003 real estate survey of Shannxi province.

      o Xinxing Gang Wan Project. High-rise residential community providing residential units from one to three-bedroom and ranging from 70 to 140 square meters. Located at No. 123 North Laodong Road, Xi'an. Project completed in June 2004. Nearly 70% of the residential space has been sold.

      o Xinxing Han Yuan Project. 28-story residential building located at No. 6 East Youyi Road, Xi'an. Project completed in December 2003. Nearly 99% of the residential space has been sold.

      o Famous Garden Project. Residential community located at No. 8 East Youyi Road, Xi'an. Project completed in April 2000. The building measures approximately 54,000 square meters and is completely sold.

      o Lidou Famous Garden Project. Residential community located at Mutou shi, South Street, Xi'an. Project completed in December 2002. The building measures approximately 8,000 square meters and is approximately 95% sold.

      Xinxing continues to pursue real estate development and construction projects and has several projects in progress.

      Lanbo intends to use the strength of its Xinxing real estate business to capitalize on the continued privatization trend in residential housing and other state-owned enterprises in the People's Republic of China. Management's experience in acquiring state-owned enterprises coupled with greater access to the public capital markets are expected to be a competitive advantage. Lanbo prefers to concentrate on the acquisition of additional state-owned enterprises which are engaged in technology, manufacturing, pharmaceuticals and infrastructure. Lanbo is currently reviewing and investigating a number of business acquisition opportunities.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      In connection with the Transaction, the Company will, at Closing, acquire all of the outstanding capital stock of Lanbo in exchange for the Company's issuance to Lanbo Stockholders of 19,285,714 shares of the Company's common stock. The issuance of the Company's common stock to Lanbo Stockholders is intended to be exempt from registration under the Securities Act, pursuant to
Section 4(2) thereof.

      Immediately following the Closing of the Transaction, the Company will issue an additional 13,928,571 shares of the Company's common stock to New Stockholders who have provided consulting, legal and advisory services to Lanbo in connection with the Transaction or otherwise. The issuance of the Company's shares of common stock to the New Stockholders is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof and is subject to the approval of the Company's board of directors following the Closing of the Transaction.

      Following the Post Transaction Issuance, the Company will have a total of 35,714,285 shares of its common stock outstanding. Lanbo Stockholders will own approximately 54.0% of the outstanding shares of the Company's common stock, the current stockholders of the Company prior to the Transaction will own approximately 7.0% of the outstanding shares of the Company's common stock, and the New Stockholders will own approximately 39.0% of the outstanding shares of the Company's common stock.

      Du Yaru and Meiyi Xia, each of whom are current members of Lanbo's board of directors and will become directors of the Company effective upon Closing, will be issued Company shares for services in the Post Transaction Issuance, and each will own approximately 8% of the outstanding shares of the Company's common stock following the Post Transaction Issuance.

      The shares of the Company's common stock issued to Lanbo Stockholders and New Stockholders will be restricted shares, and the holders thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

      In connection with the Transaction, there will be a change of control, effective on the Closing of the Transaction. The Company has agreed to take steps to cause the appointment of Pingji Lu, Feng Xiaohong, Du Yaru, Xiao Genxiang and Meiyi Xia ("Lanbo Management"), each of whom is a member of Lanbo's current board of directors, as directors of the Company, effective as of the Closing of the Transaction. Effective as of Closing of the Transaction, the remainder of the Company's board of directors will be comprised of one member to be designated by Lanbo Management, and one member to be designated by KRM Fund. Further, effective as of the Closing of the Transaction, Kevin R. Keating, the current sole director and officer of the Company, will resign as a director, the President, Treasurer and Secretary of the Company.

      Pursuant to a voting agreement to be entered into among KRM Fund, the Lanbo Stockholders, the New Stockholders and the Company, effective as of the Closing of the Transaction, the Lanbo Stockholders and New Stockholders will agree to vote their shares of the Company's common stock in such manner to elect one person designated by KRM Fund to the Company's board of directors for the one year period following the Closing of the Transaction. The designee of KRM Fund will be an independent member of the board of directors and will be a financial expert, qualified and available to serve on the Company's audit and compensation committee.

      The appointments and resignations set forth in the preceding paragraph shall be effective only upon the Closing of the Transaction and the Company's compliance with the requirements of Rule 14F-1 of the Exchange Act. The Company, at least 10 days prior to the Closing of the Transaction, will file with the SEC and distribute to its stockholders a Schedule 14(f)-1 Notice to Stockholders.

      Following the Transaction, the business activities of both the Company and Lanbo will be under the management and supervision of Lanbo management, and the existing management of the Company will have no involvement in the business and affairs of the Company or Lanbo.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired

            Upon completion of the Transaction, the Company will file the required financial statements at the time it files a further Form 8-K Current Report reflecting the acquisition of Lanbo.

      (b)   Pro Forma Financial Information

            Upon completion of the Transaction, the Company will file the required pro forma financial statements at the time it files a further Form 8-K Current Report reflecting the acquisition of Lanbo.

      (c)   Exhibits

        Exhibit Number       Description
        --------------       -----------
        2.1                  Share Exchange Agreement by and among Micro
                             Interconnect Technology, Inc., Lanbo Financial
                             Investment Company Group Limited, the stockholders of Lanbo, and Keating Reverse Merger Fund, LLC dated September 29, 2004 (without exhibits and schedules).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 4, 2004              MICRO INTERCONNECT TECHNOLOGY, INC.
                                     (Registrant)


                                     /s/ Kevin R. Keating
                                     -------------------------------------------
                                     Kevin R. Keating
                                     President and Secretary

                                  EXHIBIT INDEX


        Exhibit Number       Description
        --------------       -----------
        2.1                  Share Exchange Agreement by and among Micro
                             Interconnect Technology, Inc., Lanbo Financial
                             Investment Company Group Limited, the stockholders of Lanbo, and Keating Reverse Merger Fund, LLC dated September 29, 2004 (without exhibits and schedules).

                                       9